EXHIBIT 32.2

McDATA Corporation

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,

United States Code), each of the undersigned officers of McDATA Corporation, a Delaware corporation (the “Company”),

does hereby certify, to such officer’s knowledge, that:

The Company’s Annual Report on Form 10-K for the period ended January 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 24, 2006	/s/ SCOTT BERMAN
Scott Berman
Executive Vice President of Finance and Chief Financial Officer